SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 18, 2001

                         TEXAS INSTRUMENTS INCORPORATED
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                     001-03761              750289970
   (STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)



                               12500 TI BOULEVARD
                                 P.O. BOX 660199
                            DALLAS, TEXAS 75266-0199
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 995-3773

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ITEM 9. REGULATION FD DISCLOSURE.

The Registrant ("TI") confirms its outlook for the second quarter of 2001 as set forth in the Outlook section included in Item 2 of its Form 10-Q for the quarter ended March 31, 2001, which was filed with the Commission on April 27, 2001. This confirmation is being made for purposes of Regulation FD only and is not an indication or assessment of materiality, nor is it intended to constitute a representation that the information is not otherwise publicly available. The full text of that Outlook section is as follows:


OUTLOOK

TI expects revenue to decline about 20 percent sequentially in the second quarter as semiconductor customers continue to work through excess inventories in an environment in which consumption of their electronic end-equipment products continues to be weak. Due to continuing uncertain economic conditions, it is unclear when demand for TI's semiconductor products will strengthen.


Specifically, TI expects the following for the second quarter:

     - Revenue from semiconductor to decline sequentially, with weakness affecting almost all product areas;

     - Revenue from TI's non-semiconductor activities, including Sensors & Controls and E&PS, to increase sequentially, primarily reflecting seasonal retail stocking for back-to-school sales of calculators;

     - Operating margin to decline to about breakeven in the second quarter before the effect of special charges and amortization of acquisition-related intangibles as a result of lower revenue; and

     - Non-operating income to decline to about $40 million sequentially due to reduced investment gains and interest income.


For 2001, TI expects the following:

     - R&D of $1.6 billion, excluding acquisition-related amortization and purchased in-process R&D, down from the prior estimate of $1.7 billion;

     - Capital expenditures of $1.8 billion, down from the prior estimate of $2.0 billion;

     -    Depreciation of $1.5 billion, unchanged from the prior estimate; and

     -    Amortization of acquisition-related costs of $240 million.





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"Safe Harbor" Statement under the Private Securities Litigation Reform Act of
1995: The statements contained in this report on Form 8-K are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of TI or its management:

- Market demand for semiconductors, particularly for digital signal processors and analog chips in key markets, such as telecommunications and computers;
- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;
- TI's ability to compete in products and prices in an intensely competitive industry;
- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;
-    Timely completion and successful integration of announced acquisitions;
- Global economic, social and political conditions in the countries in which TI and its customers and suppliers operate, including fluctuations in foreign currency exchange rates;
-    Losses or curtailments of purchases from key customers;
-    TI's ability to recruit and retain skilled personnel; and
-    Availability of raw materials and critical manufacturing equipment.

For a more detailed discussion of these and other factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in
Item 1 of TI's most recent Form 10-K. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K and TI undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TEXAS INSTRUMENTS INCORPORATED


Date:  June 18, 2001                    By: /S/ WILLIAM A. AYLESWORTH
                                            --------------------------------
                                            William A. Aylesworth,
                                            Senior Vice President
                                            Treasurer and
                                            Chief Financial Officer